UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-03734

EuroPacific Growth Fund
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2008

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
Kirkpatrick & Lockhart Preston Gates Ellis LLP
55 Second Street, Suite 1700
San Francisco, California  94105
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

EuroPacific Growth Fund

[photo – hands holding a primitive vase]

Unearthing opportunities

Annual report for the year ended March 31, 2008

EuroPacific Growth Fund® seeks long-term capital appreciation by investing primarily in the securities of companies based in Europe and the Pacific Basin. More than half of the world’s investment opportunities can be found beyond the borders of our country. As a shareholder in the fund, you have access to what we believe are the best of those opportunities.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders	1
The value of a long-term perspective	4
Feature article:
Unearthing opportunities	6
Tapping global potential	12
Summary investment portfolio	13
Financial statements	18
Board of trustees and other officers	35
What makes American Funds different?	back cover

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 26 and 27 for details.

Results for other share classes can be found on page 34.

Investing outside the United States may be subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus.

[photo – hands holding a primitive vase]

Fellow shareholders:

EuroPacific Growth Fund reported a 6.4% total return for the fiscal year ended March 31, 2008, in an uncertain and, at times, volatile global environment.

EuroPacific’s total return outstripped the 2.6% return of the unmanaged MSCI ACWI (All Country World Index) ex USA, which measures 47 country indexes in developed and developing countries. The fund’s total return also surpassed that of the Lipper International Funds Average, which saw a 1.3% decline over the fund’s fiscal year. As you can see in the table below, EuroPacific maintained an advantage over its peers since the fund began operations on April 16, 1984.

A long-term view

We are pleased that the fund’s return exceeded our benchmarks in what turned out to be a challenging global market. However, we reiterate that our focus is on long-term investments and mitigating risks; while we always strive to surpass our benchmarks, we do not want to jeopardize the fund’s investments in the process. In the current market environment, we feel our customary cautions and our desire to safeguard gains, rather than chase ever-higher growth, were rewarded.

Well-researched stock selection is always our top priority, in any market environment. With the help of our intensive fundamental analysis, we invest in companies outside the United States that we believe are most likely to negotiate periods of uncertainty and be leaders for years to come. You can read more about our research efforts in an increasingly interconnected global economy starting on page 6.

What helped the fund

Despite volatility in western European markets, brought on in part by the decline in U.S. markets, the fund’s European holdings held up well. About 54% of the fund’s assets were invested in European companies at the end of the fiscal year, up from 50% a year earlier. The fund’s largest European holdings were in France and Germany, which both posted modest gains; gains in Denmark, Finland and Norway added to returns as well.

[Begin Sidebar]
Results at a glance

For periods ended March 31, 2008, with all distributions reinvested

	Total returns	Average annual total returns

	1 year	5 years	10 years	Lifetime (since 4/16/84)

EuroPacific Growth Fund (Class A shares)	6.4%	23.3%	9.9%	13.7%
MSCI ACWI (All Country World Index) ex USA[1,2]	2.6	24.0	7.7	—
Lipper International Funds Average[3]	–1.3	20.7	6.6	11.3
MSCI EAFE (Europe, Australasia, Far East) Index[1]	–2.3	21.9	6.6	11.2

[1]	The market indexes are unmanaged and their returns do not reflect the effect of sales charges, commissions or expenses.
[2]	The index did not exist prior to December 31, 1987.
[3]	Source: Lipper. Lipper averages do not include the effect of sales charges.
[End Sidebar]

Among the fund’s top holdings, pharmaceutical companies Bayer AG and Novo Nordisk saw strong returns — owing more to their individual prospects than to an industry trend. Likewise, Spanish bank Banco Santander SA was a positive contributor to returns, despite pressure on the financial sector around the world stemming from problems in the United States.

Companies based in Hong Kong returned a solid 13.9% for the year.* Holdings in a number of other Asian markets also fared well, though they remain a smaller part of the fund’s portfolio. South American holdings did exceptionally well, though again they represented a small piece of the fund; high prices for energy and other commodities gave many of the fund’s Latin American holdings a boost.

*Country returns are based on MSCI indexes, expressed in U.S. dollars, and assume reinvestment of dividends, unless otherwise noted.

It is also worth noting that the steady decline of the U.S. dollar resulted in beneficial currency adjustments, some of which were substantial. However, we stress that fundamental research and a long-term perspective drives our investment strategy, and we seek to avoid making short-term decisions based on volatile and unreliable currency fluctuations.

What hurt the fund

The fund’s investments in Japan, at 7.8% of its overall assets, once again dampened results for the year. Expectations of continued economic growth in Japan were hurt as declines in the U.S. stock markets shook investor confidence. Japanese stocks fell 14.6% in the period, even accounting for a favorable currency exchange rate. In particular, the fund’s holdings in the Japanese financial sector suffered due to fallout from the United States, as well as Japan’s own difficult economy.

Despite an overall positive contribution from European assets, investments in some European nations also trimmed results for the year. Holdings in Austria, Ireland and the United Kingdom all suffered during the year, again despite the drop in the U.S. dollar.

Despite short-term issues that have hurt share prices in these regions, we continue to believe our holdings in Japan and Europe represent solid companies poised for long-term growth.

[Begin Sidebar]
Where the fund’s assets are invested
(percent invested by country)

EuroPacific Growth Fund invests primarily in the stocks of companies based in Europe and the Pacific Basin.1

	EuroPacific Growth Fund		MSCI ACWI ex USA Index[2]
	(3/31/08)	(3/31/07)	(3/31/08)
Europe
Euro zone[3]	32.3%	29.7%	27.2%
United Kingdom	7.0	7.6	16.0
Switzerland	6.8	7.7	5.4
Russia	2.7	1.4	1.9
Denmark	2.1	1.7	.8
Sweden	1.7	.6	1.8
Norway	1.1	.6	.8
Other Europe	.6	1.0	.8
	54.3	50.3	54.7

Pacific Basin
Japan	7.8	12.2	14.9
South Korea	4.4	7.4	2.7
Taiwan	3.7	4.6	2.3
Mexico	2.5	3.0	1.0
Canada	2.1	2.2	6.5
Australia	1.7	2.0	4.7
Hong Kong	1.1	1.8	1.6
Singapore	1.0	1.0	.9
China	1.0	.6	2.7
Other Pacific Basin	1.2	1.3	1.3
	26.5	36.1	38.6

Other
Brazil	3.3	2.3	2.8
India	2.9	2.8	1.4
South Africa	1.4	1.7	1.2
Other countries	.8	.6	1.3
	8.4	7.4	6.7

Short-term securities &
other assets less
liabilities	10.8	6.2	—

Total	100.0%	100.0%	100.0%

[1]	A country is considered part of the Pacific Basin if any of its borders touches the Pacific Ocean.
[2]	Weighted by market capitalization.
[3]	Countries using the common currency, the euro, are: Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovenia and Spain.
[End Sidebar]

The fund also was cautious with regard to developing countries, particularly in Eastern Europe and South America, and the fund’s relatively small holdings in these markets did not allow it to fully participate in the growth of those markets. Nonetheless, while developing countries in these regions have enjoyed strong growth, it remains a question as to how long that growth might be sustained, and thus we remain cautious.

Looking ahead

The global economy is in the midst of a period of uncertainty, particularly in the United States and a number of countries in the developed world. There are many indications suggesting an economic slowdown, or even recession, looming in the United States. While the fund is not invested in U.S. stocks, the issue for the fund’s holdings is to what extent the U.S. problems will impact other nations, given how closely linked international economies have become.

Inflation also remains a concern, particularly in developing countries where wage increases are in double digits. Commodity prices have soared, spurring rapid growth in many developing nations and laying the foundation for inflationary pressures. Likewise, higher commodity prices have prompted prices to rise in the developed world as well. The extent of these inflation pressures remains unknown.

Despite these issues, corporations in general are in an exceptionally strong financial position — far stronger than they were during the last major market downturn at the turn of the century. This leaves most companies better prepared to deal with any economic adversity ahead. In addition, stocks in most global markets remain attractively valued, as investors have already discounted economic adversity down the road.

We remain confident in our ability to find companies that should do well over time, and we still see encouraging signs for companies and economies around the world. Nonetheless, potential risks do exist in the global economy, some of which could be significant, and we continue to position the fund conservatively to protect against these risks. International investing involves widely varying political, economic, accounting and cultural issues.

EuroPacific Growth Fund has attracted more than 400,000 new shareholders in the past year, bringing the number of accounts under management to more than 3.3 million, up from 2.9 million a year ago. We welcome all newcomers and express our appreciation for all our shareholders. We thank you for your confidence in us, and look forward to serving you for many years to come.

Sincerely,

/s/ Gina H. Despres	/s/ Mark Denning
Gina H. Despres	Mark Denning
Vice Chairman of the Board	President

May 7, 2008

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.² Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

How a $10,000 investment has grown
While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart shows, over its lifetime, EuroPacific Growth Fund has done demonstrably better than its relevant benchmark.

Average annual total returns based on a $1,000 investment
(for periods ended March 31, 2008)*

	1 year	5 years	10 years

Class A shares	0.29%	21.81%	9.20%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.79%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 26 and 27 for details.

[begin mountain chart]

Year ended March 31	EuroPacific Growth Fund with dividends reinvested		MSCI ACWI ex USA Index with dividends reinvested		Consumer Price Index (inflation)

Initial Investment	$9,425		$10,000		$10,000

1985	9,941		10,348		10,320

1986	15,357		19,228		10,553

1987	19,813		31,010		10,873

1988	21,422		36,179		11,300

1989	24,569		40,446		11,862

1990	28,742		36,338		12,483

1991	31,359		37,523		13,094

1992	35,033		35,581		13,511

1993	37,728		39,345		13,928

1994	47,638		48,772		14,277

1995	47,974		50,901		14,685

1996	57,494		57,610		15,102

1997	66,627		59,368		15,519

1998	80,601		69,026		15,732

1999	87,198		71,159		16,004

2000	134,560		91,706		16,605

2001	96,853		67,112		17,090

2002	94,302		63,225.6		17,342

2003	72,463		49,204		17,866

2004	113,848		78,684		18,177

2005	127,604		91,389		18,749

2006	166,207		117,092		19,379

2007	193,850		140,848		19,918

2008	206,256	[4]	144,476	[5,6]	20,711	[7]

Year Ended March 31	1985	*	1986	1987	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997

TOTAL VALUE
Dividends Reinvested	$69		35	118	491	316	527	656	611	538	515	715	1,131	1,062
Value at Year End	$9,941		15,357	19,813	21,422	24,569	28,742	31,359	35,033	37,728	47,638	47,974	57,494	66,627

Total Return	-0.6		54.5	29.0	8.1	14.7	17.0	9.1	11.7	7.7	26.3	0.7	19.8	15.9

Year Ended March 31	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
												Average
												annual
TOTAL VALUE												compound
Dividends Reinvested	$1,155	991	841	637	2,209	836	1,083	1,796	2,575	2,899	4,070	rate of return for
Value at Year End	$80,601	87,198	134,560	96,853	94,302	72,463	113,848	127,604	166,207	193,850	206,256	Fund's lifetime

Total Return	21.0	8.2	54.3	-28.0	-2.6	-23.2	57.1	12.1	30.3	16.6	6.4	13.5%

[end mountain chart]

The results shown are before taxes on fund distributions and sale of fund shares.
[1]
As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	For the period April 16, 1984 (commencement of operations), through March 31, 1985.
[4]	Includes reinvested dividends of $25,874 and reinvested capital gain distributions of $64,525.
[5]	The market indexes are unmanaged and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
[6]	From April 16, 1984, through December 31, 1987, the MSCI EAFE Index was used because the MSCI ACWI ex USA Index did not yet exist. Since January 1, 1988, the MSCI ACWI ex USA Index has been used.
[7]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Unearthing opportunities

The new global economy is a complex web of interconnected companies and markets that is starting to make political borders obsolete — and provides new challenges in finding investment opportunities.

[photo – two women in an art gallery wearing saris]

For example, a mining company headquartered in the United Kingdom may have the bulk of its operations in Australia and South America, while it derives most of its revenue from China. Tata Motors, an automaker in India, recently took control of Jaguar, a classic British brand, from its American owner, Ford Motor Co. And pharmaceutical companies in Japan and India work under the regulatory auspices of the U.S. Food and Drug Administration to provide safe products for people here and abroad.

The research analysts and portfolio counselors of EuroPacific Growth Fund peer deeply into the weave of connections to find new opportunities to further the fund’s goal: the long-term growth of capital.

This work isn’t done at a desk; it’s done in the field. “You cannot evaluate these companies simply by looking at where they’re domiciled,” says Gina Despres, vice chairman of the fund’s board. “Where do they get their materials? Where are their operations? Where are their customers? You can’t just stop by the company’s headquarters; you have to go to all of these places before you can say whether they represent an opportunity or not.”

EuroPacific Growth Fund’s investments are primarily in companies headquartered in Western Europe and developed Asian countries, but the research doesn’t stop there. To truly understand a potential investment, researchers must trace the strands of this global economic web, no matter where it leads them.

[Begin Sidebar]
India: Building up, building out
[End Sidebar]

In 2006, India joined an elite club — it became the 12th nation to post a gross domestic product worth $1 trillion or more. India, and its economy, continue to mature at a rapid clip. While 60% of the labor force works in agriculture — the nation has an estimated 1.1 billion people to feed — the country is quickly becoming a force to contend with in manufacturing and services as well.

“Aside from agriculture, India is rightly known for its high-tech workforce,” says Mark Denning, portfolio counselor and president of EuroPacific Growth Fund. “It has the knowledge and ability to become a major part of the global economy.”

[Begin Pull Quote]
“India has the knowledge and ability to become a major part of the global economy.”
Mark Denning — president
[End Pull Quote]

Indian companies are already making their mark — and making some Indians quite wealthy in the process. On the 2007 Forbes list of billionaires, four of the top 25 hailed from India, with all four heading world-renowned multinational companies. Mittal Steel, for example, controls 10% of the world’s steel production, while Reliance Industries has stakes in everything from oil refining to Indian retail (producing two top-25 billionaires). Wipro, a technology services giant, recently expanded into the Middle East.

EuroPacific has a relatively small piece of its holdings in India, just 2.9% of net assets. “It’s not that these aren’t good companies, because they are,” Denning says. “As good stewards of capital, we tend to shy away from the trend. Indian companies, we think, have become overvalued. We’re not interested in short-term holdings — we want capital appreciation over the long term.”

But there are still opportunities to be had in India as it becomes a player on the global stage. On a recent trip there, Denning saw first-hand how globalization works in this rapidly developing economy. Looking past the major metropolitan centers of Delhi and Mumbai, Denning visited smaller locales such as the port city of Calcutta as well as Bangalore, a rising technological center. The trip not only focused on Indian corporations and potential investments, but also on how the country is using its newfound economic muscle domestically. “There hasn’t been a lot of investment in infrastructure in India, not outside the cities,” Denning says. “So now you’re seeing massive amounts of money being poured into things like roads and power stations. Some of that investment comes from Indian companies, but much of it, especially the more specialized needs, comes from Europe and elsewhere.”

Denning and the other portfolio counselors and analysts working for EuroPacific Growth Fund track down these connections to determine which companies will benefit from India’s economic growth. And as for India itself, the nation is quickly maturing into a stable, sustainable economy.

[photo – golden Indian sculptures]

[Begin Sidebar]
India’s 2007 gross domestic product
Despite its agrarian roots, India’s quickly modernizing economy has surged into manufacturing industries and the service sector, recording double-digit GDP growth from both sectors last year.

		Percent
	Value	change from
Sector	(in billions)	2006

Agriculture	$599	6.5%
Industries	796	11.7
Services	1,450	13.1

Source: Ministry of Finance, India
[End Sidebar]

The Pacific Rim:
In China’s orbit

[photo – city street at night filled with neon signs in asian language]

No discussion of the global economy can take place without addressing the People’s Republic of China. With consistent double-digit economic growth and exports at an all-time high, China can arguably claim to be the world’s manufacturing center.

But there’s another side of China, one that encapsulates the rest of the Pacific Rim and, indeed, the rest of the world. China is quickly becoming a nation of consumers. Some estimates place the population of China’s middle class at 300 million — virtually equivalent to the entire population of the United States. From technology to health care to a dizzying variety of finished goods, the Chinese middle class wants everything that Europeans and Americans already enjoy.

“When developing countries mature, like China, there are many things they’re going to spend money on that they didn’t before,” says American Funds analyst Richmond Wolf.

Wolf recently visited China as part of his research into the health care industry. He went to hospitals, clinics and nursing homes around the country to determine the potential for non-Chinese companies to serve China’s booming population as it becomes wealthier — and older. “China’s health care companies aren’t far enough along to serve these needs,” Wolf says. “When you look at specialized pharmaceuticals, when you look at medical devices needed to care for the population, you see opportunities for other companies to come in and make an impact.”

[Begin Pull Quote]
“We may not own anything in China, but we do own things that are heavily dependent on China, such as metals and energy companies.”
Carl Kawaja — portfolio counselor
[End Pull Quote]

China’s nearest neighbors, most notably Japan, Australia and other Pacific nations, are already benefiting from an increasingly two-way economic relationship. According to Chinese government figures, China imported $474.6 billion in goods from its Asian neighbors in 2007, roughly 50% of its total imports. Furthermore, the imports from nations like Japan, Taiwan and South Korea tend to be high-margin goods and services such as computer technology and medicines — creating profitable opportunities for companies in the region.

China is also commodity driven; despite its expanse, the country cannot produce enough fuel and metals for its factories and population. Like India, it is aggressively expanding infrastructure and services, such as telephony and roads. International energy and metals companies are finding more growth in China, no matter where they’re headquartered.

This has created, in many ways, economic dependency on China for other nations in the region, something that numerous Pacific Rim nations have taken to heart — Australian Prime Minister Kevin Rudd, elected in 2007, played up his ability to speak fluent Mandarin during his campaign. As the region’s governments and businesses work more closely with China, any research on investment opportunities in the Pacific Rim, and elsewhere around the world, requires an understanding of the companies’ relationship with China.

“China has a huge impact on the rest of the world,” says portfolio counselor Carl Kawaja. “We may not own anything in China at the moment, but we do own things that are heavily dependent on China, such as metals and energy companies.”

While the fund does not yet hold stocks of companies based in the People’s Republic, the importance of China to the global economy has prompted a great deal of on-the-ground research in the country. Analysts and portfolio counselors frequently travel there to visit outposts of companies in which the fund invests, as well as officials from Chinese companies who can provide different perspectives — and, perhaps, word of other potential investment opportunities.

“There’s nothing like being there,” Kawaja says. “You can read up on the country, talk to the companies that are invested there, but until you investigate what’s happening there for yourself, you don’t have the complete picture.”

[photo – asian statues]

[Begin Sidebar]
Hungry China

While China is still the world’s top exporter, explosive economic growth has fed demand for imported goods — many of which come from other nations in EuroPacific Growth Fund’s investment universe. China imported more than $955 billion in foreign goods in 2007, up 20.8% from the year prior.

Chinese imports by region, 2007

	Value	Percent
	(U.S. dollars,	change from
Region	in billions)	2006

India	$14.6	42.4%
European Union	110.0	22.4
ASEAN*	108.4	21.0
Hong Kong	12.8	18.9
United States	69.4	17.2
Taiwan	101.0	16.0
Japan	134.0	15.8
South Korea	103.8	15.6
Russia	19.7	12.1

*Association of Southeast Asian Nations: Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (Burma), the Philippines, Singapore, Thailand and Vietnam.
Source: National Bureau of Statistics, People’s Republic of China
[End Sidebar]

Government contact is also important when researching opportunities in the Pacific Rim, Denning says. “Governments in the region can have a much bigger say than in the United States or elsewhere. When you look at China, for example, you absolutely have to know what the government is thinking. They have immense control, and when they make a decision, it can have far-reaching effects for any company doing business there,” he says.

[photo – Louvre Museum, Paris, France]

Western Europe: Economic superpower

It can be difficult to shake off the “Old World” mentality with regard to Western Europe, but there’s very little that’s old about the European Union’s approach to business. The nations of the Euro zone — the 15 countries that have adopted the euro — share much more than common coinage.

“It doesn’t make any sense to look at these countries individually any more,” Despres says. “It’s a bit like viewing California and New Mexico as individual entities in the United States.”

In adopting the euro, western European countries have also adopted many of the same budgetary and regulatory laws in order to make borderless transactions possible within the Euro zone. That means a company doing business in Rome can expect similar laws and business environments in Berlin or Brussels. Euro zone citizens can move between nations easily for work as well.

The net effect: The Euro zone has become one of the world’s most diverse and vibrant economies. Western Europe as a whole is much more of an economic power than its constituent parts ever were. And for much of the world, goods and services from European companies are very desirable.

“You look at a country like Germany, and its exports are doing quite well despite the recent strength in the euro that’s been hurting exports throughout Europe,” Denning says. “Germany and other European countries are some of the most globally focused nations in the world.” Indeed, Western Europe is a major trading partner with both India and China, along with many other developing countries in the Middle East and Africa.

Of course, that can make tracking business climates difficult for European companies — and is the reason that the analysts and portfolio counselors for EuroPacific Growth Fund travel the world to research companies, even if they’re headquartered right next door. London-based analyst Douglas Upton, in researching the mining efforts of Rio Tinto, might visit the company’s London headquarters, but will often travel to Australia to observe the company’s mining operations there, or visit China to research demand.

[Begin Pull Quote]
“It doesn’t make any sense to look at these countries individually any more.”
Gina Despres — vice chairman
[End Pull Quote]

Then, of course, there are Europeans themselves. Much of Western Europe’s business is derived from Europeans. And sometimes, to the companies’ dismay, Europeans are much more frugal than their American counterparts. “The consumer culture isn’t what it is in the United States,” Denning says. “Europeans spend less and are less indebted, which often leads to less significant swings in profits than American companies can experience.

“On the other hand,” he adds, “there’s far less of a reckoning in Europe. There’s not as much spending in good times, but certainly more when times are tough, because Europeans tend to save more.” And that can have a stabilizing effect on the fund, as its holdings shouldn’t be as volatile during tougher times.

[photo – Colosseum, Rome, Italy]

[Begin Sidebar]
Euro zone

Europe by the numbers

15	Number of countries in the Euro zone

310	Euro zone population
million

7.4	Unemployment rate
percent	(down from 10.7 percent in 1996)

34,368	Average income
euros

1.5	Exports (2007)
trillion euros

2.6	GDP growth (2007)
percent

Source: Eurostat
[End Sidebar]

Indeed, the depth and breadth of knowledge regarding the global economy helps EuroPacific as it strives to meet its goals of steady international growth. “We don’t invest in countries; we invest in companies,” Despres says. “And that’s a good way for shareholders to look at it as well. When you have companies on one continent with businesses on four continents and a half-dozen countries, does it really matter where they’re from? More and more, investing isn’t about where the stocks are. It’s about the returns and which companies can provide the best returns.”

Tracking down those returns means tracing the web of economic activity across the global landscape. “Travel is just something we have to do as part of making sound decisions,” says Kawaja. He recently compiled statistics of his travel — and realized he traveled the equivalent of five round-trip visits to the moon and back during his career at Capital.

Kawaja points out a typical trip from a few years back: a red-eye from San Francisco to London, followed by a day of meetings with Korean companies there and an overnight from London to Johannesburg. Two days of meetings with South African companies were then followed by a red-eye to Zurich, followed by another day of meetings and a night flight back to London. After a day working in the London office, it was back to the U.S. in time for the weekend.

A week of travel touching on potential or actual investments on four continents — and Kawaja is just one of eight portfolio counselors and 50 analysts working on EuroPacific Growth Fund, unearthing opportunities around the globe.

[Begin Sidebar]
Tapping global potential

1983	1984	1985	1986	1987
All major stock	All major stock	All major stock	All major stock	All major stock
markets outside	markets outside	markets outside	markets outside	markets outside
North America	North America	North America	North America	North America
+25% (black)	+8% (black)	+57% (black)	+70% (black)	+25% (black)
+22% (red)	+6% (red)	+33% (red)	+18% (red)	+4% (red)

1988	1989	1990	1991	1992
All major stock	U.S.	U.S.	U.S.	U.S.
markets outside	stock market	stock market	stock market	stock market
North America
+29% (black)	+31% (red)	–2% (red)	+31% (red)	+7% (red)
+16% (red)	+11% (black)	–23% (black)	+12% (black)	–12% (black)

1993	1994	1995	1996	1997
All major stock	All major stock	U.S.	U.S.	U.S.
markets outside	markets outside	stock market	stock market	stock market
North America	North America
+33% (black)	+8% (black)	+38% (red)	+24% (red)	+34% (red)
+10% (red)	+2% (red)	+12% (black)	+6% (black)	+2% (black)

1998	1999	2000	2001	2002
U.S.	All major stock	U.S.	U.S.	All major stock
stock market	markets outside	stock market	stock market	markets outside
	North America			North America
+31% (red)	+27% (black)	–13% (red)	–12% (red)	–16% (black)
+20% (black)	+22% (red)	–14% (black)	–21% (black)	–23% (red)

2003	2004	2005	2006	2007
All major stock	All major stock	All major stock	All major stock	All major stock
markets outside	markets outside	markets outside	markets outside	markets outside
North America	North America	North America	North America	North America
+39% (black)	+21% (black)	+14% (black)	+27% (black)	+12% (black)
+29% (red)	+11% (red)	+6% (red)	+15% (red)	+6% (red)

The table above compares total returns for the unmanaged MSCI EAFE (Europe, Australasia, Far East) and U.S. indexes over the past 25 calendar years. Figures in red represent U.S. stocks; those in black show stocks in major markets outside North America.
[End Sidebar]

A world of opportunity

With more than half of the world’s investment opportunities located beyond our shores, an international focus gives U.S. investors access to growth potential that would otherwise be out of reach. As the chart shows, international stocks have outpaced their U.S. counterparts in 15 of the past 25 calendar years.

Tempered volatility

Diversifying among many markets can also help investors mitigate fluctuations in the value of their investments. Over the past 25 calendar years, the least volatile equity portfolio would have been composed of approximately 65% U.S. stocks and 35% non-U.S. stocks (rebalanced monthly), and been more rewarding than one invested entirely in U.S. stocks. (Volatility is measured by annualized standard deviation, based on monthly returns, or how returns have varied from the mean over time.)

Active management

Negotiating the unfamiliar terrain of international markets can be challenging. That is why so many people choose to invest overseas through professionally managed mutual funds. EuroPacific Growth Fund draws on the global research experience of its investment adviser, Capital Research and Management Company, to find attractive companies based chiefly in Europe and the Pacific Basin.

Summary investment portfolio, March 31, 2008

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification (percent of net assets)
Financials	16.06%
Consumer Discretionary	9.81
Telecommunication services	9.60
Materials	9.15
Health care	8.51
Other industries	36.07
Short-term securities & other assets less liabilities	10.80
[end pie chart]

Country diversification (percent of net assets)
Euro zone *	32.3%
Japan	7.8
United Kingdom	7.0
Switzerland	6.8
South Korea	4.4
Taiwan	3.7
Brazil	3.3
India	2.9
Russia	2.7
Mexico	2.5
Other countries	15.8
Short-term securities & other assets less liabilities	10.8

* Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belguim, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

	Shares	Market	Percent
		value	of net
Common stocks - 89.20%		(000)	assets

Financials - 16.06%
Banco Santander, SA (1)	88,264,105	$ 1,758,948	1.53%
A leading Spanish bank, with a strong franchise in Latin America and the U.K.
AXA SA (1)	40,208,514	1,455,467	1.27
Ranks among the world's largest insurance and financial services companies.
Erste Bank der oesterreichischen Sparkassen AG (1)	12,417,486	808,304.70
A financial services leader in Central Europe.
ICICI Bank Ltd. (1)	16,793,789	325,385
ICICI Bank Ltd. (ADR)	6,961,650	265,865.52
One of India's fastest growing private banks, offering banking services through traditional and electronic channels.
UniCredit SpA (1)	83,583,840	558,483.49
Operates one of the largest banking networks in Italy, with a significant presence in Eastern Europe.
Banco Bradesco SA, preferred nominative	19,555,895	545,019.48
One of the largest private banks in Brazil.
Kookmin Bank (1)	9,303,410	522,752
Kookmin Bank (1) (2)	330,000	18,542.47
Korea's largest financial services provider.
Other securities		12,171,573	10.60
		18,430,338	16.06

Consumer discretionary - 9.81%
Industria de Diseno Textil, SA (1)	21,175,292	1,176,680	1.03
Designs and retails up-to-the-minute clothing. Most of its shops are in Europe.
Continental AG (1) (3)	8,280,790	844,030.74
Germany's top tire maker. Its brands include Continental, Uniroyal and General.
Honda Motor Co., Ltd. (1)	28,266,250	809,395.70
Develops, manufactures and sells automobiles, motorcycles and power equipment globally.
Daimler AG (1)	9,219,000	787,740
Daimler AG (New York registered) (1)	250,000	21,387.70
One of the world's largest automakers and heavy truck manufacturers.
Toyota Motor Corp. (1)	15,965,000	803,860.70
One of the world's largest automotive manufacturers.
Renault SA (1)	5,793,642	641,173.56
A leading French car manufacturer. Also owns a substantial portion of Nissan Motor.
Cie. Générale des Établissements Michelin, Class B (1)	5,078,000	530,088.46
One of the world's largest tire makers. Its brands include Uniroyal and Goodrich.
Other securities		5,643,704	4.92
		11,258,057	9.81

Telecommunication services - 9.60%
América Móvil, SAB de CV, Series L (ADR)	26,612,800	1,694,969
América Móvil, SAB de CV, Series L	8,940,000	28,502	1.50
Latin America's largest cellular communications provider.
Vodafone Group PLC (1)	426,674,931	1,277,455	1.11
One of the leading global operators of mobile telephone services.
Koninklijke KPN NV (1)	55,896,900	946,608.83
The leading Dutch telecommunications company. Provides wireless telephone services in Germany.
MTN Group Ltd. (1)	58,609,000	889,282.78
Major South African-based telecommunications provider serving Africa and the Middle East.
Singapore Telecommunications Ltd. (1)	206,403,075	590,620.51
Among Asia's leading communications companies.
Telenor ASA (1) (4)	28,715,000	552,673.48
Holds a dominant position as Norway's top telecommunications provider.
Other securities		5,037,067	4.39
		11,017,176	9.60

Materials - 9.15%
Bayer AG, non-registered shares (1)	35,429,866	2,838,482	2.47
Makes pharmaceuticals and over-the-counter medicines, and develops medical diagnostic equipment.
Linde AG (1)	5,896,900	833,743.73
Major industrial gas company headquartered in Germany.
Other securities		6,830,538	5.95
		10,502,763	9.15

Health care - 8.51%
Roche Holding AG (1)	18,082,550	3,405,076	2.97
A world leader in pharmaceuticals and diagnostic research.
Novo Nordisk A/S, Class B (1)	30,990,900	2,122,264	1.85
A global leader in drugs to treat diabetes.
Novartis AG (1)	22,729,900	1,165,685	1.01
One of the largest pharmaceutical companies in the world. In addition to its prescription drugs, its products include Ex-Lax and Maalox.
Teva Pharmaceutical Industries Ltd. (ADR)	12,727,100	587,865.51
The leading drug company in Israel, and one of the largest generic drug companies in the U.S.
Other securities		2,494,144	2.17
		9,775,034	8.51

Information technology - 8.32%
Hon Hai Precision Industry Co., Ltd. (1)	256,112,481	1,470,514	1.28
Top-tier provider of electronic manufacturing services to computer, networking, wireless and consumer equipment makers.
Samsung Electronics Co., Ltd. (1)	1,731,600	1,100,693.96
Korea's top electronics manufacturer and a global leader in semiconductor production.
Taiwan Semiconductor Manufacturing Co. Ltd. (1)	378,128,175	787,181
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	11,477,161	117,870.79
One of the world's largest semiconductor manufacturers.
Nokia Corp. (1)	19,611,000	624,034
Nokia Corp. (ADR)	6,443,900	205,109.72
One of the world's leading cell phone and network infrastructure providers.
SAP AG (1)	15,540,000	772,247.67
A leading developer of software for business applications. Also provides information technology services.
High Tech Computer Corp. (1)	25,558,000	575,642.50
Manufactures mobile computing and communications devices.
Other securities		3,895,736	3.40
		9,549,026	8.32

Consumer staples - 7.33%
Nestlé SA (1)	2,899,700	1,449,742	1.26
Global packaged food and beverage company based in Switzerland.
Groupe Danone SA (1)	10,816,664	968,411.85
One of the world's largest food manufacturers and a leader in dairy products, bottled water and biscuits.
Tesco PLC (1)	110,403,061	833,828.73
Operates supermarkets and convenience stores internationally. A leader in online grocery sales.
L'Oréal SA (1)	5,987,259	761,625.66
One of the world's largest makers of beauty products. In addition to L'Oreal, its brands include Maybelline and Lancome.
Diageo PLC (1)	27,256,500	549,442.48
Sells spirits, wine and beer under brands including Guinness, Smirnoff and Johnnie Walker.
Other securities		3,848,103	3.35
		8,411,151	7.33

Energy - 7.09%
OAO Gazprom (ADR) (1)	33,826,000	1,726,475	1.50
The largest gas producer and transporter in the Russian Federation.
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	11,117,870	1,135,246
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	357,930	30,313	1.02
One of the world's largest oil companies. Engaged in exploration, production, refining, marketing and chemicals.
OAO LUKOIL (ADR) (1)	7,745,000	665,166.58
One of the world's largest oil companies, with operations around the globe.
TOTAL SA (1)	8,483,600	630,972.55
One of the world's leading integrated oil and gas companies.
Oil & Natural Gas Corp. Ltd. (1)	22,557,739	553,701.48
India's largest oil and natural gas exploration and production company.
Other securities		3,402,972	2.96
		8,144,845	7.09

Industrials - 7.02%
Schneider Electric SA (1)	7,614,786	985,330.86
An international supplier of industrial electrical equipment and industrial automation equipment.
Siemens AG (1)	7,792,000	845,800.73
A major worldwide producer of electrical and electronic equipment used in industrial and professional applications.
Sandvik AB (1)	38,781,300	675,852.59
Makes tools for metalworking, mining and construction, with operations around the world.
Ryanair Holdings PLC (ADR) (3) (4)	19,373,900	547,894.48
An airline service provider serving routes between Ireland, the United Kingdom and Continental Europe.
Other securities		5,001,131	4.36
		8,056,007	7.02

Utilities - 3.68%
E.ON AG (1)	5,069,000	938,170.82
This leading German utility supplies electricity, gas and water to customers throughout Europe.
SUEZ SA (1)	13,010,600	854,990.74
Provides electricity, natural gas, waste management and communications services to countries around the world.
Other securities		2,428,314	2.12
		4,221,474	3.68

MISCELLANEOUS - 2.63%
Other common stocks in initial period of acquisition		3,014,516	2.63

Total common stocks (cost: $77,536,677,000)		102,380,387	89.20

	Principal
	amount
Short-term securities - 10.36%	(000)

Federal Home Loan Bank 1.733%-4.21% due 4/4/2008-3/10/2009	$3,279,723	3,254,297	2.84
Freddie Mac 1.72%-3.05% due 6/6-9/25/2008	1,348,270	1,338,221	1.17
Nestlé Capital Corp. 2.64%-2.89% due 4/24-8/4/2008 (2)	382,500	380,337
Nestlé Finance International Ltd. 2.59%-3.10% due 4/16-6/6/2008	287,274	286,144.58
U.S. Treasury Bills 1.34%-3.26% due 5/29-9/25/2008	545,700	542,954.47
Siemens Capital Co. LLC 2.05%-2.95% due 5/7-5/29/2008 (2)	350,100	348,799.30
Other securities		5,735,154	5.00

Total short-term securities (cost: $11,886,138,000)		11,885,906	10.36

Total investment securities (cost: $89,422,815,000)		114,266,293	99.56
Other assets less liabilities		509,243.44

Net assets		$114,775,536	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the market value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended March 31, 2008, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Market value of affiliates at 3/31/08 (000)

Continental AG (1)	7,038,000	1,242,790	-	8,280,790	$16,298	$844,030
Ryanair Holdings PLC (ADR)	15,072,400	4,301,500	-	19,373,900	-	547,894
Public Power Corp. SA (1)	-	11,646,727	-	11,646,727	1,912	510,929
UCB SA (1)	9,373,290	2,535,000	-	11,908,290	9,775	414,444
Chuo Mitsui Trust Holdings, Inc. (1)	58,827,000	16,273,000	10,862,000	64,238,000	4,169	389,311
Hirose Electric Co., Ltd. (1)	2,547,000	-	-	2,547,000	3,541	286,696
Acer Inc. (1)	151,845,420	4,441,681	19,799,000	136,488,101	14,228	244,950
Mondi PLC (1)	-	19,197,500	-	19,197,500	1,911	159,209
ProSiebenSAT.1 Media AG, nonvoting preferred (1)	-	7,110,000	-	7,110,000	4,223	153,724
Techtronic Industries Co. Ltd. (1)	65,780,000	20,930,000	-	86,710,000	2,067	85,750
HOYA Corp. (1) (5)	7,560,000	14,910,500	1,333,700	21,136,800	12,082	-
Hypo Real Estate Holding AG (1) (5)	8,183,540	2,447,724	3,840,000	6,791,264	14,040	-
Hyundai Mobis Co., Ltd. (1) (5)	3,149,000	1,244,350	1,701,788	2,691,562	4,878	-
Kookmin Bank (1) (5)	18,047,910	-	8,744,500	9,303,410	39,278	-
Kookmin Bank (1) (2) (5)	330,000	-	-	330,000	718	-
Linde AG (1) (5)	7,617,903	698,405	2,419,408	5,896,900	13,909	-
Nitto Denko Corp. (1) (5)	8,687,900	1,393,800	1,510,800	8,570,900	6,447	-
SEGA SAMMY HOLDINGS INC. (1) (5)	18,401,600	-	15,048,500	3,353,100	2,953	-
Smith & Nephew PLC (1) (5)	52,421,300	-	38,841,200	13,580,100	3,540	-
					$155,969	$3,636,937

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $90,520,862,000, which represented 78.87% of the net assets of the fund.

(2) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities,"  was $2,997,740,000, which represented 2.61% of the net assets of the fund.

(3) Represents an affiliated company as defined under the Investment Company Act of 1940.
(4) Security did not produce income during the last 12 months.
(5) Unaffiliated issuer at 3/31/2008.

The descriptions of the companies shown in the summary investment portfolio are supplemental. These descriptions and the industry classifications were obtained from published reports and other sources believed to be reliable, and are not covered by the Report of Independent Registered Public Accounting Firm.

ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at March 31, 2008	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $85,641,693)		$110,629,356
Affiliated issuers (cost: $3,781,122)		3,636,937	$114,266,293
Cash denominated in currencies other than U.S. dollars
(cost: $31,412)			31,355
Cash			44,204
Receivables for:
Sales of investments		514,162
Sales of fund's shares		402,047
Dividends and interest		331,951	1,248,160
			115,590,012
Liabilities:
Payables for:
Purchases of investments		567,759
Repurchases of fund's shares		163,049
Open forward currency contracts		5,408
Investment advisory services		36,261
Services provided by affiliates		36,225
Trustees' deferred compensation		3,418
Other		2,356	814,476
Net assets at March 31, 2008			$114,775,536

Net assets consist of:
Capital paid in on shares of beneficial interest			$86,778,425
Distributions in excess of net investment income			(54,078)
Undistributed net realized gain			3,212,689
Net unrealized appreciation			24,838,500
Net assets at March 31, 2008			$114,775,536

Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (2,461,985 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$57,445,015	1,226,793	$46.83
Class B	1,774,980	38,470	46.14
Class C	4,093,305	89,681	45.64
Class F	10,327,563	221,543	46.62
Class 529-A	789,456	16,967	46.53
Class 529-B	106,856	2,338	45.71
Class 529-C	316,538	6,937	45.63
Class 529-E	44,752	969	46.17
Class 529-F	50,836	1,092	46.54
Class R-1	190,484	4,192	45.45
Class R-2	1,295,698	28,402	45.62
Class R-3	7,638,736	165,911	46.04
Class R-4	10,970,455	237,613	46.17
Class R-5	19,730,862	421,077	46.86
* Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $49.69 and $49.37, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended March 31, 2008		(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S.
taxes of $276,796; also includes
$155,969 from affiliates)		$2,587,031
Interest (net of non-U.S.
taxes of $6)		419,772	$3,006,803

Fees and expenses(*):
Investment advisory services		487,787
Distribution services		317,726
Transfer agent services		49,478
Administrative services		67,770
Reports to shareholders		1,618
Registration statement and prospectus		3,383
Postage, stationery and supplies		5,001
Trustees' compensation		603
Auditing and legal		256
Custodian		26,908
State and local taxes		1,460
Other		190
Total fees and expenses before reimbursements/waivers		962,180
Less reimbursements/waivers of fees and expenses:
Investment advisory services		48,848
Administrative services		23
Total fees and expenses after reimbursements/waivers			913,309
Net investment income			2,093,494

Net realized gain and unrealized
depreciation on investments
and currency:
Net realized gain (loss) on:
Investments (including $(226,976) net loss from affiliates)		9,634,150
Currency transactions		(47,988)	9,586,162
Net unrealized depreciation on:
Investments		(5,290,974)
Currency translations		(6,688)	(5,297,662)
Net realized gain and
unrealized depreciation
on investments and currency			4,288,500
Net increase in net assets resulting
from operations			$6,381,994

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets		(dollars in thousands)

		Year ended March 31
		2008	2007
Operations:
Net investment income		$2,093,494	$1,333,839
Net realized gain on investments and
currency transactions		9,586,162	5,428,457
Net unrealized (depreciation) appreciation
on investments and currency translations		(5,297,662)	7,435,990
Net increase in net assets
resulting from operations		6,381,994	14,198,286

Dividends and distributions paid to
shareholders:
Dividends from net investment income		(2,229,069)	(1,497,738)

Distributions from net realized gain
on investments		(8,184,379)	(5,369,098)
Total dividends and distributions paid
to shareholders		(10,413,448)	(6,866,836)

Net capital share transactions		14,630,777	15,648,633

Total increase in net assets		10,599,323	22,980,083

Net assets:
Beginning of year		104,176,213	81,196,130
End of year (including
distributions in excess of
net investment income: $(54,078) and $(154,843), respectively)		$114,775,536	$104,176,213

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – EuroPacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing primarily in the securities of companies based in Europe and the Pacific Basin.

The fund offers 14 share classes consisting of four retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be used to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Forward currency contracts – The fund may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates arising from investments denominated in currencies other than U.S. dollars. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2. Investments outside the U.S.

Investment risk – The risks of investing in securities of issuers outside the U.S. may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended March 31, 2008, non-U.S. taxes paid on realized gains were $12,020,000. As of March 31, 2008, there were no non-U.S. taxes provided on unrealized gains.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended March 31, 2008, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2004, by state tax authorities for tax years before 2003 and by tax authorities outside the U.S. for tax years before 2000.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended March 31, 2008, the fund reclassified $236,899,000 from undistributed net realized gains to distributions in excess of net investment income, and reclassified $559,000 from distributions in excess of net investment income and $545,033,000 from undistributed net realized gains to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of March 31, 2008, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$197,144
Post-October currency loss deferrals (realized during the period November 1, 2007, through March 31, 2008)*	(19,047)
Undistributed long-term capital gain	3,252,385
Gross unrealized appreciation on investment securities	27,675,246
Gross unrealized depreciation on investment securities	(3,099,166)
Net unrealized appreciation on investment securities	24,576,080
Cost of investment securities	89,690,213

*These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended March 31, 2008			Year ended March 31, 2007
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$1,167,078	$4,213,545	$5,380,623	$1,530,317	$2,393,516	$3,923,833
Class B	23,244	131,749	154,993	35,100	71,445	106,545
Class C	52,409	299,432	351,841	72,589	149,151	221,740
Class F	195,993	709,861	905,854	222,669	348,654	571,323
Class 529-A	14,493	52,632	67,125	14,641	22,781	37,422
Class 529-B	1,259	7,566	8,825	1,724	3,610	5,334
Class 529-C	3,746	21,866	25,612	4,710	9,668	14,378
Class 529-E	720	3,077	3,797	816	1,402	2,218
Class 529-F	1,021	3,411	4,432	1,001	1,480	2,481
Class R-1	2,306	12,678	14,984	2,647	5,054	7,701
Class R-2	16,094	92,884	108,978	21,349	43,247	64,596
Class R-3	127,609	542,968	670,577	156,894	268,161	425,055
Class R-4	205,109	753,852	958,961	208,767	328,144	536,911
Class R-5	417,988	1,338,858	1,756,846	387,070	560,229	947,299
Total	$2,229,069	$8,184,379	$10,413,448	$2,660,294	$4,206,542	$6,866,836

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.400% on such assets in excess of $89 billion. Prior to January 1, 2008, CRMC reduced total investment advisory services fees by decreasing the annual rate on net assets in excess of $115 billion from a rate of 0.400% to a rate of 0.397%. The board of trustees approved an amended agreement effective January 1, 2008, which reflected this reduction in the annual rate on net assets in excess of $115 billion. In addition, CRMC is currently waiving 10% of investment advisory services fees. During the year ended March 31, 2008, total investment advisory services fees waived by CRMC were $48,848,000. As a result, the fee shown on the accompanying financial statements of $487,787,000, which was equivalent to an annualized rate of 0.421%, was reduced to $438,939,000, or 0.379% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of March 31, 2008, unreimbursed expenses subject to reimbursement totaled $1,311,000 for Class A. There were no unreimbursed expenses subject to reimbursement for Class 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended March 31, 2008, the total administrative services fees paid by CRMC were $23,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended March 31, 2008, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$152,226	$48,274	Not applicable	Not applicable	Not applicable
Class B	18,598	1,204	Not applicable	Not applicable	Not applicable
Class C	41,216	Included in administrative services	$4,239	$495	Not applicable
Class F	24,908		10,111	874	Not applicable
Class 529-A	1,380		573	59	$730
Class 529-B	1,041		83	22	104
Class 529-C	2,978		234	51	298
Class 529-E	213		34	3	43
Class 529-F	-		37	4	47
Class R-1	1,700		223	48	Not applicable
Class R-2	9,517		1,836	3,364	Not applicable
Class R-3	37,703		9,648	2,245	Not applicable
Class R-4	26,246		15,158	203	Not applicable
Class R-5	Not applicable		16,910	94	Not applicable
Total	$317,726	$49,478	$59,086	$7,462	$1,222

Trustees’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $603,000, shown on the accompanying financial statements, includes $390,000 in current fees (either paid in cash or deferred) and a net increase of $213,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended March 31, 2008
Class A	$8,974,111	175,762	$5,084,576	97,312	$(12,394,368)	(244,286)	$1,664,319	28,788
Class B	228,910	4,560	148,566	2,879	(251,107)	(5,087)	126,369	2,352
Class C	865,400	17,372	336,601	6,593	(586,970)	(11,971)	615,031	11,994
Class F	3,195,982	63,620	795,906	15,300	(1,930,614)	(38,373)	2,061,274	40,547
Class 529-A	199,305	3,946	67,120	1,292	(44,306)	(880)	222,119	4,358
Class 529-B	17,676	356	8,824	173	(5,231)	(106)	21,269	423
Class 529-C	79,000	1,595	25,606	502	(22,495)	(456)	82,111	1,641
Class 529-E	10,012	200	3,797	73	(3,122)	(63)	10,687	210
Class 529-F	14,387	285	4,432	85	(5,218)	(103)	13,601	267
Class R-1	95,361	1,934	14,948	294	(47,160)	(951)	63,149	1,277
Class R-2	546,756	11,042	108,925	2,135	(398,814)	(8,108)	256,867	5,069
Class R-3	3,104,305	61,709	670,402	13,038	(2,757,473)	(55,406)	1,017,234	19,341
Class R-4	5,085,720	101,445	958,504	18,601	(3,262,932)	(64,766)	2,781,292	55,280
Class R-5	8,505,982	165,682	1,736,435	33,233	(4,546,962)	(90,558)	5,695,455	108,357
Total net increase
(decrease)	$30,922,907	609,508	$9,964,642	191,510	$(26,256,772)	(521,114)	$14,630,777	279,904

Year ended March 31, 2007
Class A	$9,114,821	198,156	$3,721,933	81,000	$(9,935,802)	(217,043)	$2,900,952	62,113
Class B	273,549	6,039	102,014	2,245	(183,075)	(4,050)	192,488	4,234
Class C	915,499	20,346	212,631	4,722	(429,234)	(9,598)	698,896	15,470
Class F	2,897,757	63,298	503,269	10,993	(2,060,809)	(45,060)	1,340,217	29,231
Class 529-A	163,476	3,560	37,415	818	(25,465)	(557)	175,426	3,821
Class 529-B	17,299	384	5,334	118	(3,154)	(70)	19,479	432
Class 529-C	68,192	1,510	14,376	319	(14,146)	(315)	68,422	1,514
Class 529-E	9,422	206	2,216	49	(1,951)	(43)	9,687	212
Class 529-F	13,464	294	2,479	54	(2,351)	(51)	13,592	297
Class R-1	76,879	1,715	7,674	171	(21,761)	(489)	62,792	1,397
Class R-2	454,985	10,104	64,573	1,434	(232,177)	(5,163)	287,381	6,375
Class R-3	3,192,385	70,228	424,979	9,381	(1,466,601)	(32,415)	2,150,763	47,194
Class R-4	3,814,157	83,581	536,635	11,825	(1,611,565)	(35,585)	2,739,227	59,821
Class R-5	6,007,339	130,238	935,188	20,352	(1,953,216)	(42,725)	4,989,311	107,865
Total net increase
(decrease)	$27,019,224	589,659	$6,570,716	143,481	$(17,941,307)	(393,164)	$15,648,633	339,976

* Includes exchanges between share classes of the fund.

6. Forward currency contracts

As of March 31, 2008, the fund had an open forward currency contract to sell currencies as follows (amounts in thousands):

	Contract amount		U.S. valuation at March 31, 2008

	Receive	Deliver	Amount	Unrealized depreciation

Sales:

Euros expiring 8/11/2008	$60,000	€41,697	$65,408	$(5,408)

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $41,924,502,000 and $41,236,004,000, respectively, during the year ended March 31, 2008.

Financial highlights

		Income from investment operations(1)			Dividends and distributions
	Net asset value, beginning of year	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return (2) (3)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reim-bursements/ waivers	Ratio of expenses to average net assets after reim-bursements/ waivers (3)	Ratio of net income to average net assets (3)
Class A:
Year ended 3/31/2008	$47.92	$.95	$2.60	$3.55	$(1.01)	$(3.63)	$(4.64)	$46.83	6.40%	$57,445.79%		.74%	1.87%
Year ended 3/31/2007	44.20	.71	6.49	7.20	(.77)	(2.71)	(3.48)	47.92	16.63	57,407.79		.75	1.54
Year ended 3/31/2006	35.63	.62	9.99	10.61	(.72)	(1.32)	(2.04)	44.20	30.25	50,209.81		.76	1.58
Year ended 3/31/2005	32.26	.43	3.45	3.88	(.51)	-	(.51)	35.63	12.08	37,515.83		.82	1.31
Year ended 3/31/2004	20.78	.29	11.50	11.79	(.31)	-	(.31)	32.26	57.11	32,759.87		.87	1.08
Class B:
Year ended 3/31/2008	47.31	.56	2.54	3.10	(.64)	(3.63)	(4.27)	46.14	5.60	1,775	1.52	1.48	1.12
Year ended 3/31/2007	43.71	.35	6.42	6.77	(.46)	(2.71)	(3.17)	47.31	15.78	1,709	1.54	1.50	.78
Year ended 3/31/2006	35.29	.32	9.88	10.20	(.46)	(1.32)	(1.78)	43.71	29.32	1,394	1.55	1.51	.82
Year ended 3/31/2005	32.00	.18	3.41	3.59	(.30)	-	(.30)	35.29	11.24	954	1.58	1.56	.55
Year ended 3/31/2004	20.65	.08	11.41	11.49	(.14)	-	(.14)	32.00	55.95	737	1.62	1.62	.31
Class C:
Year ended 3/31/2008	46.85	.53	2.53	3.06	(.64)	(3.63)	(4.27)	45.64	5.57	4,093	1.57	1.53	1.06
Year ended 3/31/2007	43.35	.31	6.35	6.66	(.45)	(2.71)	(3.16)	46.85	15.65	3,640	1.62	1.58	.69
Year ended 3/31/2006	35.04	.27	9.82	10.09	(.46)	(1.32)	(1.78)	43.35	29.21	2,697	1.64	1.60	.71
Year ended 3/31/2005	31.81	.14	3.40	3.54	(.31)	-	(.31)	35.04	11.16	1,546	1.67	1.65	.44
Year ended 3/31/2004	20.58	.06	11.37	11.43	(.20)	-	(.20)	31.81	55.76	939	1.70	1.70	.19
Class F:
Year ended 3/31/2008	47.73	.92	2.60	3.52	(1.00)	(3.63)	(4.63)	46.62	6.38	10,328.81		.77	1.81
Year ended 3/31/2007	44.05	.69	6.47	7.16	(.77)	(2.71)	(3.48)	47.73	16.59	8,639.82		.78	1.50
Year ended 3/31/2006	35.52	.59	9.97	10.56	(.71)	(1.32)	(2.03)	44.05	30.22	6,686.84		.80	1.50
Year ended 3/31/2005	32.18	.40	3.45	3.85	(.51)	-	(.51)	35.52	12.01	3,901.90		.89	1.20
Year ended 3/31/2004	20.75	.27	11.48	11.75	(.32)	-	(.32)	32.18	57.02	2,449.92		.92	.97
Class 529-A:
Year ended 3/31/2008	47.66	.90	2.60	3.50	(1.00)	(3.63)	(4.63)	46.53	6.34	789.83		.79	1.78
Year ended 3/31/2007	44.00	.67	6.48	7.15	(.78)	(2.71)	(3.49)	47.66	16.59	601.83		.79	1.45
Year ended 3/31/2006	35.49	.58	9.97	10.55	(.72)	(1.32)	(2.04)	44.00	30.21	387.85		.80	1.47
Year ended 3/31/2005	32.15	.39	3.46	3.85	(.51)	-	(.51)	35.49	12.04	197.91		.89	1.18
Year ended 3/31/2004	20.74	.27	11.47	11.74	(.33)	-	(.33)	32.15	57.00	104.91		.91	.98
Class 529-B:
Year ended 3/31/2008	46.93	.48	2.53	3.01	(.60)	(3.63)	(4.23)	45.71	5.47	107	1.66	1.61	.97
Year ended 3/31/2007	43.42	.28	6.37	6.65	(.43)	(2.71)	(3.14)	46.93	15.60	90	1.67	1.63	.63
Year ended 3/31/2006	35.09	.25	9.82	10.07	(.42)	(1.32)	(1.74)	43.42	29.10	64	1.71	1.67	.64
Year ended 3/31/2005	31.86	.10	3.40	3.50	(.27)	-	(.27)	35.09	11.01	39	1.80	1.79	.30
Year ended 3/31/2004	20.61	.02	11.38	11.40	(.15)	-	(.15)	31.86	55.61	24	1.83	1.83	.06
Class 529-C:
Year ended 3/31/2008	46.87	.48	2.53	3.01	(.62)	(3.63)	(4.25)	45.63	5.47	317	1.65	1.61	.96
Year ended 3/31/2007	43.38	.28	6.37	6.65	(.45)	(2.71)	(3.16)	46.87	15.62	248	1.67	1.63	.62
Year ended 3/31/2006	35.08	.24	9.83	10.07	(.45)	(1.32)	(1.77)	43.38	29.11	164	1.70	1.66	.63
Year ended 3/31/2005	31.86	.10	3.40	3.50	(.28)	-	(.28)	35.08	11.02	88	1.79	1.78	.31
Year ended 3/31/2004	20.61	.02	11.39	11.41	(.16)	-	(.16)	31.86	55.66	50	1.82	1.82	.07
Class 529-E:
Year ended 3/31/2008	47.34	.74	2.57	3.31	(.85)	(3.63)	(4.48)	46.17	6.00	45	1.14	1.10	1.47
Year ended 3/31/2007	43.75	.52	6.43	6.95	(.65)	(2.71)	(3.36)	47.34	16.21	36	1.15	1.11	1.14
Year ended 3/31/2006	35.33	.45	9.91	10.36	(.62)	(1.32)	(1.94)	43.75	29.77	24	1.18	1.13	1.13
Year ended 3/31/2005	32.04	.28	3.43	3.71	(.42)	-	(.42)	35.33	11.63	12	1.26	1.24	.84
Year ended 3/31/2004	20.69	.17	11.44	11.61	(.26)	-	(.26)	32.04	56.45	7	1.28	1.28	.61
Class 529-F:
Year ended 3/31/2008	$47.65	$.99	2.62	$3.61	$(1.09)	$(3.63)	$(4.72)	$46.54	6.55%	$51.64%		.60%	1.96%
Year ended 3/31/2007	43.98	.74	6.49	7.23	(.85)	(2.71)	(3.56)	47.65	16.79	39.65		.61	1.61
Year ended 3/31/2006	35.45	.64	9.96	10.60	(.75)	(1.32)	(2.07)	43.98	30.39	23.70		.66	1.63
Year ended 3/31/2005	32.13	.36	3.44	3.80	(.48)	-	(.48)	35.45	11.89	12	1.01	.99	1.09
Year ended 3/31/2004	20.74	.24	11.48	11.72	(.33)	-	(.33)	32.13	56.79	6	1.02	1.02	.82
Class R-1:
Year ended 3/31/2008	46.71	.49	2.54	3.03	(.66)	(3.63)	(4.29)	45.45	5.52	190	1.61	1.57	.99
Year ended 3/31/2007	43.29	.28	6.38	6.66	(.53)	(2.71)	(3.24)	46.71	15.68	136	1.62	1.58	.61
Year ended 3/31/2006	35.04	.26	9.82	10.08	(.51)	(1.32)	(1.83)	43.29	29.16	66	1.65	1.61	.66
Year ended 3/31/2005	31.89	.11	3.43	3.54	(.39)	-	(.39)	35.04	11.18	29	1.72	1.68	.34
Year ended 3/31/2004	20.67	.04	11.41	11.45	(.23)	-	(.23)	31.89	55.72	8	1.82	1.71	.15
Class R-2:
Year ended 3/31/2008	46.84	.50	2.54	3.04	(.63)	(3.63)	(4.26)	45.62	5.51	1,296	1.61	1.57	1.01
Year ended 3/31/2007	43.36	.30	6.35	6.65	(.46)	(2.71)	(3.17)	46.84	15.66	1,093	1.67	1.59	.66
Year ended 3/31/2006	35.07	.26	9.83	10.09	(.48)	(1.32)	(1.80)	43.36	29.20	735	1.76	1.60	.68
Year ended 3/31/2005	31.86	.14	3.41	3.55	(.34)	-	(.34)	35.07	11.17	375	1.90	1.64	.42
Year ended 3/31/2004	20.64	.05	11.40	11.45	(.23)	-	(.23)	31.86	55.78	174	2.08	1.67	.17
Class R-3:
Year ended 3/31/2008	47.20	.78	2.54	3.32	(.85)	(3.63)	(4.48)	46.04	6.05	7,639	1.11	1.07	1.55
Year ended 3/31/2007	43.64	.52	6.41	6.93	(.66)	(2.71)	(3.37)	47.20	16.20	6,918	1.15	1.10	1.14
Year ended 3/31/2006	35.23	.46	9.89	10.35	(.62)	(1.32)	(1.94)	43.64	29.85	4,336	1.15	1.11	1.18
Year ended 3/31/2005	31.96	.30	3.42	3.72	(.45)	-	(.45)	35.23	11.68	2,321	1.18	1.16	.89
Year ended 3/31/2004	20.68	.15	11.45	11.60	(.32)	-	(.32)	31.96	56.46	1,052	1.29	1.29	.51
Class R-4:
Year ended 3/31/2008	47.31	.88	2.60	3.48	(.99)	(3.63)	(4.62)	46.17	6.32	10,970.85		.81	1.75
Year ended 3/31/2007	43.69	.64	6.45	7.09	(.76)	(2.71)	(3.47)	47.31	16.61	8,627.87		.82	1.41
Year ended 3/31/2006	35.25	.57	9.91	10.48	(.72)	(1.32)	(2.04)	43.69	30.20	5,352.87		.83	1.45
Year ended 3/31/2005	31.95	.39	3.44	3.83	(.53)	-	(.53)	35.25	12.04	2,668.90		.88	1.17
Year ended 3/31/2004	20.63	.27	11.41	11.68	(.36)	-	(.36)	31.95	57.00	1,106.92		.92	.92
Class R-5:
Year ended 3/31/2008	47.94	1.05	2.63	3.68	(1.13)	(3.63)	(4.76)	46.86	6.64	19,731.55		.50	2.05
Year ended 3/31/2007	44.22	.78	6.53	7.31	(.88)	(2.71)	(3.59)	47.94	16.91	14,993.57		.52	1.70
Year ended 3/31/2006	35.64	.69	10.02	10.71	(.81)	(1.32)	(2.13)	44.22	30.56	9,059.58		.53	1.74
Year ended 3/31/2005	32.26	.50	3.47	3.97	(.59)	-	(.59)	35.64	12.38	4,507.59		.58	1.51
Year ended 3/31/2004	20.78	.35	11.51	11.86	(.38)	-	(.38)	32.26	57.49	2,473.61		.61	1.27

	Year ended March 31
	2008	2007	2006	2005	2004

Portfolio turnover rate for all classes of shares	38%	27%	35%	30%	25%

(1) Based on average shares outstanding.
(2) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the years shown, CRMC reduced fees for investment advisory services. In addition, during  some of the years shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of EuroPacific Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of EuroPacific Growth Fund (the “Fund”), as of March 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EuroPacific Growth Fund as of March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
May 7, 2008

Tax information	unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended March 31, 2008:

Long-term capital gains	$8,678,296,000
Foreign taxes	$0.12 per share
Foreign source income	$1.28 per share
Qualified dividend income	100%
Corporate dividends received deduction	$707,000
U.S. government income that may be exempt from state taxation	$30,699,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2009 to determine the calendar year amounts to be included on their 2008 tax returns. Shareholders should consult their tax advisers.

Expense example	unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2007, through March 31, 2008).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and  529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10/1/2007	Ending account value 3/31/2008	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$932.43	$3.57	.74%
Class A -- assumed 5% return	1,000.00	1,021.30	3.74	.74
Class B -- actual return	1,000.00	928.98	7.14	1.48
Class B -- assumed 5% return	1,000.00	1,017.60	7.47	1.48
Class C -- actual return	1,000.00	928.73	7.38	1.53
Class C -- assumed 5% return	1,000.00	1,017.35	7.72	1.53
Class F -- actual return	1,000.00	932.45	3.72	.77
Class F -- assumed 5% return	1,000.00	1,021.15	3.89	.77
Class 529-A -- actual return	1,000.00	932.32	3.82	.79
Class 529-A -- assumed 5% return	1,000.00	1,021.05	3.99	.79
Class 529-B -- actual return	1,000.00	928.46	7.76	1.61
Class 529-B -- assumed 5% return	1,000.00	1,016.95	8.12	1.61
Class 529-C -- actual return	1,000.00	928.48	7.76	1.61
Class 529-C -- assumed 5% return	1,000.00	1,016.95	8.12	1.61
Class 529-E -- actual return	1,000.00	930.69	5.31	1.10
Class 529-E -- assumed 5% return	1,000.00	1,019.50	5.55	1.10
Class 529-F -- actual return	1,000.00	933.13	2.90	.60
Class 529-F -- assumed 5% return	1,000.00	1,022.00	3.03	.60
Class R-1 -- actual return	1,000.00	928.73	7.52	1.56
Class R-1 -- assumed 5% return	1,000.00	1,017.20	7.87	1.56
Class R-2 -- actual return	1,000.00	928.60	7.52	1.56
Class R-2 -- assumed 5% return	1,000.00	1,017.20	7.87	1.56
Class R-3 -- actual return	1,000.00	931.11	5.12	1.06
Class R-3 -- assumed 5% return	1,000.00	1,019.70	5.35	1.06
Class R-4 -- actual return	1,000.00	932.17	3.86	.80
Class R-4 -- assumed 5% return	1,000.00	1,021.00	4.04	.80
Class R-5 -- actual return	1,000.00	933.59	2.42	.50
Class R-5 -- assumed 5% return	1,000.00	1,022.50	2.53	.50

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 366 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2008. The agreement was amended to add an additional advisory fee breakpoint if and when the fund’s net assets exceed $115 billion. The board approved the agreement following the recommendation of the fund’s Governance and Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s short- and long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase and the 10% advisory fee waiver in effect since April 2005. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of CRMC’s current 10% advisory fee waiver, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results	unaudited

Class B, Class C, Class F and Class 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended
March 31, 2008:	1 year	5 years	Life of class

Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	0.72%	22.18%	5.13%
Not reflecting CDSC	5.60	22.36	5.13

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within
one year of purchase	4.59	22.26	10.23
Not reflecting CDSC	5.57	22.26	10.23

Class F shares* — first sold 3/15/01
Not reflecting annual asset-based fee charged by
sponsoring firm	6.38	23.22	11.11

Class 529-A shares† — first sold 2/15/02
Reflecting 5.75% maximum sales charge	0.22	21.77	13.37
Not reflecting maximum sales charge	6.34	23.21	14.47

Class 529-B shares† — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	0.60	21.97	13.85
Not reflecting CDSC	5.47	22.15	13.85

Class 529-C shares† — first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	4.50	22.16	13.49
Not reflecting CDSC	5.47	22.16	13.49

Class 529-E shares*† — first sold 3/7/02	6.00	22.79	13.26

Class 529-F shares*† — first sold 9/16/02
Not reflecting annual asset-based fee charged by
sponsoring firm	6.55	23.27	19.09

*These shares are sold without any initial or contingent deferred sales charge.
†Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 26 and 27 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees
	Year first
	elected
	a trustee
Name and age	of the fund[1]	Principal occupation(s) during past five years

Elisabeth Allison, 61	1991	Partner, ANZI, Ltd. (transactional work specializing in joint ventures and strategic alliances); Business Negotiator, Harvard Medical School

Vanessa C.L. Chang, 55	2005
Director, EL & EL Investments (real estate); former President and CEO, ResolveItNow.com (insurance-related Internet company); former Senior Vice President, Secured Capital Corporation (real estate investment bank); former Partner, KPMG LLP (independent registered public accounting firm)

Robert A. Fox, 71	1984	Managing General Partner, Fox Investments LP; corporate director; retired President and CEO, Foster Farms (poultry producer)

Jae H. Hyun, 59	2005	Chairman of the Board, Tong Yang Major Corp. (holding company of Tong Yang Group companies)

Koichi Itoh, 67	1994	Executive Chairman of the Board, Itoh Building Co., Ltd. (building management); former President, Autosplice KK (electronics)

William H. Kling, 66	1987	President and CEO, American Public Media Group

John G. McDonald, 71	1984	Stanford Investors Professor, Graduate School of Business, Stanford University

William I. Miller, 52	1992	Chairman of the Board and CEO, Irwin Financial
Chairman of the Board		Corporation
(Independent and
Non-Executive)

Alessandro Ovi, 64	2002	Publisher and Editor, Technology Review; President, TechRev.srl; Special Advisor to the Italian Prime Minister; former Special Advisor to the President of the European Commission

Kirk P. Pendleton, 68	1996	Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

Rozanne L. Ridgway, 72	2005	Director of companies; Chair (non-executive), Baltic-American Enterprise Fund; former co-chair, Atlantic Council of the United States

“Independent” trustees

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	trustee	Other directorships[3] held by trustee

Elisabeth Allison, 61	3	Helicos BioSciences Corporation

Vanessa C.L. Chang, 55	3	Edison International

Robert A. Fox, 71	7	Chemtura Corporation

Jae H. Hyun, 59	3	Tong Yang Investment Bank; Tong Yang Magic Inc.; Tong Yang Major Corp.; Tong Yang Systems Corp.

Koichi Itoh, 67	5	None

William H. Kling, 66	7	Irwin Financial Corporation

John G. McDonald, 71	8	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

William I. Miller, 52	3	Cummins, Inc.
Chairman of the Board
(Independent and
Non-Executive)

Alessandro Ovi, 64	3	Enia SpA; Guala Closures SpA; Landi Renzo SpA; ST Microelectronics SNV; Telecom Italia Media SpA

Kirk P. Pendleton, 68	7	None

Rozanne L. Ridgway, 72	3	3M Corporation; Emerson Electric; Sara Lee Corporation

“Interested” trustees[4]

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

Gina H. Despres, 66	1999	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President, Capital Strategy Research, Inc.[5]

Mark E. Denning, 50	1994	Senior Vice President — Capital Research Global
President		Investors, Capital Research Company;[5] Director, Capital Research and Management Company; Director, Capital International Limited[5]

“Interested” trustees[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	trustee	Other directorships[3] held by trustee

Gina H. Despres, 66	4	None
Vice Chairman of the Board

Mark E. Denning, 50	1	None
President

The statement of additional information includes additional information about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers[6]

	Year first
	elected	Principal occupation(s) during past five years and
Name, age and	an officer	positions held with affiliated entities
position with fund	of the fund[1]	or the principal underwriter of the fund

Stephen E. Bepler, 65	1984	Senior Vice President — Capital Research Global
Executive Vice President		Investors, Capital Research Company[5]

Carl M. Kawaja, 43	2003	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company; Director, Capital Research and Management Company; Director, Capital International, Inc.;[5] Director, Capital International Asset Management, Inc.[5]

Robert W. Lovelace, 45	1996	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company; Director, Capital Research and Management Company; Chairman of the Board, Capital Research Company[5]

Michael J. Downer, 53	2004	Senior Vice President, Fund Business Management
Vice President		Group, and Coordinator, Legal and Compliance — Capital Research and Management Company; Director, American Funds Distributors, Inc.;[5] Director, Capital Bank and Trust Company[5]

Nicholas J. Grace, 42	2004	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company[5]

Alwyn Heong, 48	1998	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company[5]

Sung Lee, 41	2003	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;[5]
		Director, Capital Research Company[5]

Vincent P. Corti, 51	1984	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

R. Marcia Gould, 53	1993	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Tanya Schneider, 35	2007	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Jennifer M. Buchheim, 34	2005	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[2]
Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]
This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

[4]
“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]	Company affiliated with Capital Research and Management Company.
[6]	All of the officers listed, except Sung Lee, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Kirkpatrick & Lockhart Preston Gates Ellis LLP
55 Second Street, Suite 1700
San Francisco, CA 94105

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete March 31, 2008, portfolio of EuroPacific Growth Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

EuroPacific Growth Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of EuroPacific Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2008, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For more than 75 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•	A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•	An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•	The multiple portfolio counselor system

Our unique method of portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•	Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•	A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•	Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
>	EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•	Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•	Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•	Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•	Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•	Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•	American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds

Capital Research and Management

Capital International

Capital Guardian

Capital Bank and Trust

Lit. No. MFGEAR-916-0508P

Litho in USA BG/L/8055-S10033

10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C.L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2007	$93,000
2008	$100,000

b) Audit-Related Fees:
2007	$23,000
2008	$35,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	$21,000
2008	$27,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2007	None
2008	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2007	$744,000
2008	$1,160,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	$12,000
2008	$3,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2007	None
2008	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,062,000 for fiscal year 2007 and $1,590,000 for fiscal year 2008. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

EuroPacific Growth Fund®
Investment portfolio

March 31, 2008

		Market value
Common stocks — 89.20%	Shares	(000)

FINANCIALS — 16.06%
Banco Santander, SA1	88,264,105	$1,758,948
AXA SA1	40,208,514	1,455,467
Erste Bank der oesterreichischen Sparkassen AG1	12,417,486	808,304
ICICI Bank Ltd.[1]	16,793,789	325,385
ICICI Bank Ltd. (ADR)	6,961,650	265,865
UniCredit SpA[1]	83,583,840	558,483
Banco Bradesco SA, preferred nominative	19,555,895	545,019
Kookmin Bank[1]	9,303,410	522,752
Kookmin Bank[1,2]	330,000	18,542
Banco Itaú Holding Financeira SA, preferred nominative	22,083,500	504,604
ING Groep NV, depository receipts[1]	13,297,361	497,256
Shinhan Financial Group Co., Ltd.[1]	9,075,000	479,681
Chuo Mitsui Trust Holdings, Inc.[1,3]	64,238,000	389,311
State Bank of India[1]	8,254,966	331,455
State Bank of India (GDR)[1]	376,560	33,352
National Bank of Greece SA1	6,790,000	360,577
Westfield Group[1]	21,063,466	343,847
BNP Paribas SA1	3,272,640	330,790
UBS AG1	11,356,796	330,584
Banco Bilbao Vizcaya Argentaria, SA1	14,466,200	318,668
QBE Insurance Group Ltd.[1]	14,941,666	304,031
Sberbank (Savings Bank of the Russian Federation) (GDR)[1]	825,935	282,592
Lloyds TSB Group PLC[1]	30,957,000	277,696
HSBC Holdings PLC (Hong Kong)[1]	10,501,330	172,365
HSBC Holdings PLC (United Kingdom)[1]	6,344,188	104,475
Samsung Fire & Marine Insurance Co., Ltd.[1]	1,262,072	261,017
Sampo Oyj, Class A1	9,357,095	253,632
Mitsubishi Estate Co., Ltd.[1]	10,375,000	252,435
Investor AB, Class B1	9,653,000	217,844
Housing Development Finance Corp. Ltd.[1]	3,629,346	216,916
Standard Chartered PLC[1]	6,224,428	212,632
Skandinaviska Enskilda Banken AB, Class A1	7,560,000	198,429
ORIX Corp.[1]	1,442,000	197,044
HDFC Bank Ltd.[1]	5,921,258	196,454
Sun Hung Kai Properties Ltd.[1]	10,318,000	162,511
Sun Hung Kai Properties Ltd.[1]	2,150,000	33,863
Société Générale[1]	1,895,000	185,270
Korea Exchange Bank[1]	13,386,640	179,572
Hypo Real Estate Holding AG1	6,791,264	176,760
TrygVesta A/S1	1,991,000	175,272
Fairfax Financial Holdings Ltd. (CAD denominated)	500,000	145,478
Fairfax Financial Holdings Ltd.	94,114	27,020
Unibail-Rodamco, non-registered shares[1]	654,000	168,576
ICAP PLC[1]	14,875,000	167,891
OTP Bank PLC[1]	3,995,000	164,497
Ayala Land, Inc.[1]	631,283,600	164,218
Unibanco-União de Bancos Brasileiros SA, units (GDR)	1,405,000	163,879
Banco do Brasil SA, ordinary nominative	12,030,500	158,781
Mizuho Financial Group, Inc.[1]	42,800	157,598
Oversea-Chinese Banking Corp. Ltd.[1]	25,981,000	153,462
Mitsui Sumitomo Insurance Co., Ltd.[1]	15,019,000	150,235
Bank of Nova Scotia	3,200,000	145,001
DBS Group Holdings Ltd[1]	10,875,000	142,817
Grupo Financiero Banorte, SAB de CV, Series O	31,800,000	137,909
BOC Hong Kong (Holdings) Ltd.[1]	56,038,000	134,765
Türkiye Is Bankasi AS, Class C1	36,050,000	133,991
Industrial and Commercial Bank of China Ltd., Class H1	190,000,000	132,147
Hana Financial Holdings[1]	3,000,000	123,399
AMP Ltd.[1]	17,101,711	123,086
Swedbank AB1	4,250,000	119,402
Commerzbank U.S. Finance, Inc.[1]	3,634,000	113,753
Topdanmark A/S1,4	673,550	113,250
DnB NOR ASA[1]	7,300,000	111,423
PartnerRe Holdings Ltd.	1,395,000	106,438
PT Bank Mandiri (Persero) Tbk[1]	308,055,000	106,270
Macquarie Group Ltd.[1]	1,996,000	96,970
Admiral Group PLC[1]	5,550,000	88,288
Unione di Banche Italiane Scpa[1]	3,365,000	86,411
Allianz SE1	401,000	79,528
Royal Bank of Scotland Group PLC[1]	11,650,001	77,940
GuangZhou R&F Properties Co., Ltd., Class H1	28,541,200	76,577
Sompo Japan Insurance Inc.[1]	7,957,000	71,205
NIPPONKOA Insurance Co., Ltd.[1]	7,141,000	55,152
Credit Suisse Group[1]	1,000,000	50,894
China Life Insurance Co. Ltd., Class H1	14,585,000	50,553
Brookfield Asset Management Inc., Class A	1,823,625	49,101
Urban Corp.[1]	10,000,000	42,733
		18,430,338

CONSUMER DISCRETIONARY — 9.81%
Industria de Diseno Textil, SA1	21,175,292	1,176,680
Continental AG1,3	8,280,790	844,030
Honda Motor Co., Ltd.[1]	28,266,250	809,395
Daimler AG1	9,219,000	787,740
Daimler AG (New York registered)[1]	250,000	21,387
Toyota Motor Corp.[1]	15,965,000	803,860
Renault SA1	5,793,642	641,173
Cie. Générale des Établissements Michelin, Class B1	5,078,000	530,088
British Sky Broadcasting Group PLC[1]	45,477,805	503,923
Esprit Holdings Ltd.[1]	32,839,700	393,560
Vivendi SA1	9,552,448	373,767
Hyundai Motor Co.[1]	4,453,448	355,456
adidas AG1	4,553,000	302,971
Marks and Spencer Group PLC[1]	39,420,000	302,850
Fiat Group Automobiles SpA[1]	12,900,000	297,785
Mediaset SpA[1]	30,702,198	284,768
OPAP (Greek Organization of Football Prognostics) SA1	7,850,000	280,887
Yamada Denki Co., Ltd.[1]	2,698,000	233,526
Nikon Corp.[1]	8,220,000	219,704
Carphone Warehouse Group PLC[1]	37,909,747	214,361
Hyundai Mobis Co., Ltd.[1]	2,691,562	210,121
Cie. Financière Richemont SA, Class A, units[1]	3,225,000	181,124
ProSiebenSAT.1 Media AG, nonvoting preferred[1,3]	7,110,000	153,724
GOME Electrical Appliances Holding Ltd.[1]	53,850,000	123,637
JCDecaux SA1	3,528,700	103,862
H & M Hennes & Mauritz AB, Class B1	1,675,000	103,158
Carnival PLC[1]	2,500,000	100,170
Suzuki Motor Corp.[1]	3,946,333	99,820
Grupo Televisa, SAB, ordinary participation certificates (ADR)	4,000,000	96,960
Techtronic Industries Co. Ltd.[1,3]	86,710,000	85,750
Lotte Shopping Co.[1]	282,000	85,314
Kingfisher PLC[1]	31,334,650	82,050
GEOX SpA[1]	5,177,000	80,272
News Corp., Class A	4,152,946	77,868
Sony Corp.[1]	1,930,000	77,134
Daito Trust Construction Co., Ltd.[1]	1,315,000	67,951
Swatch Group Ltd, non-registered shares[1]	178,070	47,600
Swatch Group Ltd[1]	126,956	6,519
SEGA SAMMY HOLDINGS INC.[1]	3,353,100	35,553
DSG International PLC[1]	25,345,000	31,930
Daiwa House Industry Co., Ltd.[1]	2,960,300	29,629
		11,258,057

TELECOMMUNICATION SERVICES — 9.60%
América Móvil, SAB de CV, Series L (ADR)	26,612,800	1,694,969
América Móvil, SAB de CV, Series L	8,940,000	28,502
Vodafone Group PLC[1]	426,674,931	1,277,455
Koninklijke KPN NV1	55,896,900	946,608
MTN Group Ltd.[1]	58,609,000	889,282
Singapore Telecommunications Ltd.[1]	206,403,075	590,620
Telenor ASA[1,4]	28,715,000	552,673
KDDI Corp.[1]	83,350	514,709
Bharti Airtel Ltd.[1,4]	21,832,491	452,715
France Télécom SA1	12,691,000	426,797
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	387,966,200	409,896
Teléfonos de México, SAB de CV, Class L (ADR)	10,000,000	376,000
Telefónica, SA1	13,012,000	373,960
Chunghwa Telecom Co., Ltd. (ADR)	10,937,623	284,597
Chunghwa Telecom Co., Ltd.[1]	8,659,800	22,811
TIM Participações SA, preferred nominative (ADR)	8,060,917	260,287
Orascom Telecom Holding SAE (GDR)[1]	3,519,539	239,497
Telekomunikacja Polska SA1	20,400,000	202,922
Philippine Long Distance Telephone Co.[1]	2,976,260	200,372
Telekom Austria AG, non-registered shares[1]	9,281,703	192,120
Portugal Telecom, SGPS, SA1	15,795,000	183,658
China Unicom Ltd.[1]	83,480,000	177,012
SOFTBANK CORP.[1]	7,365,000	135,686
Telstra Corp. Ltd.[1]	33,469,579	134,836
Joint-Stock Financial Corp. Sistema (GDR)[1]	3,472,000	111,601
Iliad SA1	1,007,500	100,372
China Netcom Group Corp. (Hong Kong) Ltd. (ADR)	1,592,800	92,367
Deutsche Telekom AG1	4,618,000	76,796
Advanced Info Service PCL[1]	21,264,600	68,056
		11,017,176

MATERIALS — 9.15%
Bayer AG, non-registered shares[1]	35,429,866	$ 2,838,482
Linde AG1	5,896,900	833,743
POSCO[1]	913,750	437,553
Barrick Gold Corp.	9,149,453	397,544
Impala Platinum Holdings Ltd.[1]	10,312,888	396,532
ArcelorMittal[1]	4,642,500	380,235
Nitto Denko Corp.[1]	8,570,900	367,368
Norsk Hydro ASA[1]	24,411,300	357,813
CRH PLC[1]	9,210,029	350,171
BASF SE1	2,539,075	341,784
Cia. Vale do Rio Doce, ordinary nominative (ADR)	8,000,000	277,120
BHP Billiton PLC[1]	9,000,000	266,925
Teck Cominco Ltd., Class B	6,371,000	261,029
K+S AG1	690,000	226,138
Aracruz Celulose SA, Class B, preferred nominative (ADR)	2,943,472	200,921
First Quantum Minerals Ltd.	2,309,900	187,167
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[4]	7,118,468	185,934
Formosa Plastics Corp.[1]	60,895,000	184,491
JSR Corp.[1]	8,073,200	183,295
BlueScope Steel Ltd.[1]	19,250,000	175,347
Akzo Nobel NV1	2,165,000	173,889
Salzgitter AG1	959,200	166,678
Mondi PLC[1,3]	19,197,500	159,209
Yamana Gold Inc.	10,208,000	149,647
OAO Severstal (GDR)[1]	5,735,900	129,741
JSC Uralkali (GDR)[1,4]	3,127,869	128,215
Holcim Ltd.[1]	1,028,571	108,019
Syngenta AG1	358,000	104,865
Sumitomo Chemical Co., Ltd.[1]	13,845,000	88,845
Gold Fields Ltd.[1]	6,107,500	85,257
Harmony Gold Mining Co. Ltd.[1,4]	5,650,000	67,339
Titan Cement Co. SA1	1,485,000	63,262
Stora Enso Oyj, Class R1	5,394,843	62,336
UPM-Kymmene Oyj[1]	3,340,000	59,323
Newcrest Mining Ltd.[1]	992,591	30,329
Givaudan SA1	28,500	28,196
Koninklijke DSM NV1	515,979	24,913
Rhodia SA1,4	945,833	22,083
Mondi Ltd.[1]	121,000	1,025
		10,502,763

HEALTH CARE — 8.51%
Roche Holding AG1	18,082,550	3,405,076
Novo Nordisk A/S, Class B1	30,990,900	2,122,264
Novartis AG1	22,729,900	1,165,685
Teva Pharmaceutical Industries Ltd. (ADR)	12,727,100	587,865
UCB SA1,3	11,908,290	414,444
Merck KGaA[1]	2,913,558	359,288
Elan Corp., PLC (ADR)[4]	13,651,400	284,768
Essilor[1]	4,192,000	274,233
Nobel Biocare Holding AG1	908,464	211,491
Smith & Nephew PLC[1]	13,580,100	179,587
Richter Gedeon NYRT[1]	849,000	175,596
Lonza Group Ltd.[1]	1,052,922	139,763
Chugai Pharmaceutical Co., Ltd.[1]	11,445,000	129,459
Daiichi Sankyo Co., Ltd.[1]	3,897,400	115,221
AstraZeneca PLC (Sweden)[1]	2,900,000	108,777
Straumann Holding AG1	205,000	58,543
Shionogi & Co., Ltd.[1]	2,515,000	42,974
		9,775,034

INFORMATION TECHNOLOGY — 8.32%
Hon Hai Precision Industry Co., Ltd.[1]	256,112,481	1,470,514
Samsung Electronics Co., Ltd.[1]	1,731,600	1,100,693
Samsung Electronics Co., Ltd., nonvoting preferred[1]	48,800	22,172
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	378,128,175	787,181
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	11,477,161	117,870
Nokia Corp.[1]	19,611,000	624,034
Nokia Corp. (ADR)	6,443,900	205,109
SAP AG1	15,540,000	772,247
High Tech Computer Corp.[1]	25,558,000	575,642
Hynix Semiconductor Inc.[1,4]	18,677,940	526,448
HOYA Corp.[1]	21,136,800	500,563
Canon, Inc.[1]	10,446,200	483,644
Redecard SA, ordinary nominative	19,748,400	329,215
Hirose Electric Co., Ltd.[1,3]	2,547,000	286,696
Murata Manufacturing Co., Ltd.[1]	5,254,600	264,592
Acer Inc.[1,3]	136,488,101	244,950
AU Optronics Corp.[1]	90,547,298	155,915
AU Optronics Corp. (ADR)	688,000	11,827
Quanta Computer Inc.[1]	120,425,083	166,479
Rohm Co., Ltd.[1]	2,467,700	153,087
Toshiba Corp.[1]	22,640,000	151,723
STMicroelectronics NV1	12,950,000	137,797
Nippon Electric Glass Co., Ltd.[1]	6,750,000	105,716
ASML Holding NV1,4	3,440,222	84,618
ASML Holding NV (New York registered)[4]	189,333	4,697
Konica Minolta Holdings, Inc.[1]	6,460,000	88,995
Delta Electronics, Inc.[1]	19,877,550	58,915
Foxconn Technology Co., Ltd.[1]	8,644,050	51,804
Chartered Semiconductor Manufacturing Ltd[1,4]	60,000,000	31,586
Powerchip Semiconductor Corp.[1]	73,257,835	27,404
NEC Corp.[1]	1,801,000	6,893
		9,549,026

CONSUMER STAPLES — 7.33%
Nestlé SA1	2,899,700	1,449,742
Groupe Danone SA1	10,816,664	968,411
Tesco PLC[1]	110,403,061	833,828
L’Oréal SA1	5,987,259	761,625
Diageo PLC[1]	27,256,500	549,442
Koninklijke Ahold NV1,4	35,017,705	519,703
Shoppers Drug Mart Corp.	8,600,000	434,814
SABMiller PLC[1]	17,051,900	373,498
Unilever NV, depository receipts[1]	8,685,000	291,903
Wal-Mart de México, SAB de CV, Series V	64,835,718	274,595
ITC Ltd.[1]	52,270,000	270,475
Pernod Ricard Co.[1]	2,400,000	247,202
METRO AG1	3,060,000	247,112
Woolworths Ltd.[1]	7,930,626	210,654
Shinsegae Co., Ltd.[1]	288,823	182,263
Heineken NV1	2,990,000	173,793
Parmalat Spa[1]	41,851,900	160,781
Coca-Cola Hellenic Bottling Co. SA1	3,000,000	140,156
Unilever PLC[1]	2,526,750	85,239
InBev[1]	963,500	84,967
Fomento Económico Mexicano, SAB de CV (ADR)	1,600,630	66,874
Foster’s Group Ltd.[1]	9,666,709	45,217
Seven & I Holdings Co., Ltd.[1]	1,530,000	38,857
		8,411,151

ENERGY — 7.09%
OAO Gazprom (ADR)[1]	33,826,000	1,726,475
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	11,117,870	1,135,246
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	357,930	30,313
Royal Dutch Shell PLC, Class B1	12,137,435	408,496
Royal Dutch Shell PLC, Class A1	5,000,000	172,596
Royal Dutch Shell PLC, Class B (ADR)	1,586,078	106,870
Royal Dutch Shell PLC, Class A (ADR)	1,000,000	68,980
OAO LUKOIL (ADR)[1]	7,745,000	665,166
TOTAL SA1	8,483,600	630,972
Oil & Natural Gas Corp. Ltd.[1]	22,557,739	553,701
Saipem SpA, Class S1	12,666,566	511,691
Canadian Natural Resources, Ltd.	5,081,300	347,574
China National Offshore Oil Corp.[1]	215,288,100	316,576
SK Energy Co., Ltd.[1]	3,040,225	314,028
Reliance Industries Ltd.[1,4]	4,622,000	262,564
ENI SpA[1]	6,276,000	213,980
StatoilHydro ASA[1]	6,478,320	195,083
Sasol Ltd.[1]	2,830,504	136,350
Nexen Inc.	4,012,987	118,987
Petro-Canada	2,300,000	100,123
Oil and Gas Development Co. Ltd.[1]	33,000,000	70,617
PetroChina Co. Ltd., Class H1	46,600,000	58,457
		8,144,845

INDUSTRIALS — 7.02%
Schneider Electric SA1	7,614,786	985,330
Siemens AG1	7,792,000	845,800
Sandvik AB1	38,781,300	675,852
Ryanair Holdings PLC (ADR)[3,4]	19,373,900	547,894
FANUC LTD[1]	5,147,500	497,749
ABB Ltd[1]	15,315,000	412,459
Vallourec SA1,4	1,605,711	390,532
ALSTOM SA1	1,674,000	363,720
Scania AB, Class B1	9,398,800	197,598
Scania AB, Class A1	449,780	10,157
Gamesa Corporación Technologica, SA1	4,295,600	196,034
Fraport AG1	2,578,500	186,293
Mitsubishi Corp.[1]	5,950,000	183,187
SMC Corp.[1]	1,674,000	176,965
KONE Oyj, Class B1	4,123,000	169,406
Deutsche Post AG1	4,995,500	152,711
AB Volvo, Class B1	10,000,000	151,918
Atlas Copco AB, Class A1	8,274,600	141,755
Toll Holdings Ltd.[1]	15,418,149	141,142
European Aeronautic Defence and Space Co. EADS NV1	5,525,169	131,187
Capita Group PLC[1]	9,724,998	130,920
Tata Motors Ltd.[1]	8,321,793	129,674
Nippon Express Co., Ltd.[1]	22,077,000	127,067
Asahi Glass Co., Ltd.[1]	11,105,000	123,044
Cintra, Concesiones de Infraestructuras de Transporte, SA1	8,297,241	122,746
Geberit AG1	703,501	104,836
Orkla AS1	7,935,000	101,138
Wienerberger AG1	1,777,632	94,940
Suzlon Energy Ltd.[1,4]	13,323,321	88,144
Bombardier Inc., Class B4	15,157,300	80,707
Hays PLC[1]	30,789,000	69,794
Singapore Airlines Ltd.[1]	6,102,133	69,309
Finmeccanica SpA[1]	1,985,000	67,640
Metso Oyj[1]	1,250,000	67,591
SAFRAN SA1	2,248,802	46,048
Mitsubishi Heavy Industries, Ltd.[1]	9,297,000	40,423
Wolseley PLC[1]	2,371,844	24,910
SK Holdings Co. Ltd.[1]	65,300	9,387
		8,056,007

UTILITIES — 3.68%
E.ON AG1	5,069,000	938,170
SUEZ SA1	13,010,600	854,990
Public Power Corp. SA1,3	11,646,727	510,929
British Energy Group plc[1]	39,150,000	506,854
RWE AG1	3,115,000	382,775
Electricité de France SA1	3,718,000	323,517
Veolia Environnement[1]	4,130,319	287,972
Hong Kong and China Gas Co. Ltd.[1]	73,287,500	221,411
NTPC Ltd.[1]	39,477,975	194,856
		4,221,474

MISCELLANEOUS — 2.63%
Other common stocks in initial period of acquisition		3,014,516

Total common stocks (cost: $77,536,677,000)		102,380,387

	Principal amount
Short-term securities — 10.36%	(000)

Federal Home Loan Bank 1.733%–4.21% due 4/4/2008–3/10/2009	$3,279,723	3,254,297
Freddie Mac 1.72%–3.05% due 6/6–9/25/2008	1,348,270	1,338,221
Nestlé Capital Corp. 2.64%–2.89% due 4/24–8/4/2008[2]	382,500	380,337
Nestlé Finance International Ltd. 2.59%–3.10% due 4/16–6/6/2008	287,274	286,144
U.S. Treasury Bills 1.34%–3.26% due 5/29–9/25/2008	545,700	542,954
Fannie Mae 1.70%–4.22% due 4/3–9/10/2008[5]	526,779	524,361
General Electric Capital Corp. 2.05%–3.00% due 4/1–12/12/2008	498,800	495,707
UBS Finance (Delaware) LLC 2.91%–3.90% due 4/16–8/1/2008	435,400	433,003
BASF AG 2.55%–4.445% due 4/4–6/16/2008[2]	362,300	361,332
Siemens Capital Co. LLC 2.05%–2.95% due 5/7–5/29/2008[2]	350,100	348,799
Société Générale North America, Inc. 3.86%–4.36% due 4/8–5/8/2008	296,000	295,517
AstraZeneca PLC 2.79%–4.25% due 4/28–8/26/2008[2]	273,100	271,689
ING (US) Funding LLC 2.88%–2.96% due 6/2–6/6/2008	200,000	199,024
Svenska Handelsbanken Inc. 2.95%–3.76% due 4/17–5/5/2008	191,000	190,553
Eksportfinans ASA 2.80%–4.63% due 4/3–5/14/2008[2]	183,200	182,804
AT&T Inc. 2.68%–2.88% due 4/17–5/7/2008[2]	181,000	180,524
Royal Bank of Scotland PLC 4.52%–4.90% due 4/28–6/12/2008	179,050	179,166
American Honda Finance Corp. 2.10%–2.80% due 4/21–5/8/2008	165,630	165,324
IBM International Group Capital LLC 2.47%–2.72% due 4/25–4/29/2008[2]	160,000	159,683
Danske Corp. 3.74%–4.475% due 4/7–4/15/2008[2]	154,800	154,658
Johnson & Johnson 2.40% due 5/23/2008[2]	135,000	134,484
Calyon North America Inc. 2.89%–4.445% due 4/10–5/1/2008	113,300	113,092
Bank of Ireland 3.82%–4.60% due 4/1–4/15/2008[2]	110,600	110,515
Barclays U.S. Funding Corp. 3.85%–3.935% due 5/14–6/12/2008	108,400	107,945
BNP Paribas Finance Inc. 4.361% due 4/7/2008	100,000	99,941
CBA (Delaware) Finance Inc. 4.41% due 4/7/2008	100,000	99,941
Toyota Motor Credit Corp. 4.29%–4.56% due 4/8–5/5/2008	100,000	99,820
Toronto-Dominion Holdings USA Inc. 2.685% due 7/17/2008[2]	100,000	99,184
Coca-Cola Co. 2.10%–2.30% due 6/5–6/13/2008[2]	97,200	96,682
Procter & Gamble International Funding S.C.A. 2.08% due 5/30/2008[2]	89,100	88,699
Private Export Funding Corp. 2.78%–3.30% due 4/21–5/9/2008[2]	88,000	87,766
Federal Farm Credit Banks 2.40%–3.75% due 7/1–8/28/2008	75,500	74,957
European Investment Bank 2.725% due 5/5/2008	75,000	74,781
Pfizer Inc. 2.55% due 9/5/2008[2]	68,400	67,591
Electricité de France 2.55% due 5/8/2008	59,800	59,639
Swedish Export Credit Corp. 2.13% due 6/18/2008	56,300	55,964
JPMorgan Chase & Co. 2.48% due 6/30/2008	53,200	52,830
International Bank for Reconstruction and Development 4.20% due 4/24/2008	50,000	49,898
United Parcel Service Inc. 4.19% due 4/28/2008[2]	50,000	49,881
ANZ National (International) Ltd. 3.05% due 5/5/2008[2]	50,000	49,854
Canadian Imperial Holdings Inc. 3.00% due 5/13/2008	50,000	49,831
Shell International Finance BV 2.06% due 6/27/2008[2]	50,000	49,668
Royal Bank of Canada 2.75% due 5/12/2008	33,195	33,085
GlaxoSmithKline Finance PLC 4.56% due 4/28/2008[2]	30,300	30,227
Scotiabank Inc. 4.56% due 4/2/2008[2]	25,000	24,996
KfW 2.25% due 5/13/2008[2]	25,000	24,933
American Express Credit Corp. 2.85% due 5/13/2008	25,000	24,915
BMW U.S. Capital LLC 2.12% due 5/27/2008[2]	25,000	24,894
DaimlerChrysler Revolving Auto Conduit LLC 4.50% due 4/7/2008	5,800	5,796

Total short-term securities (cost: $11,886,138,000)		11,885,906

Total investment securities (cost: $89,422,815,000)		114,266,293
Other assets less liabilities		509,243

Net assets		$114,775,536

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,”
 was $90,520,863,000, which represented 78.87% of the net assets of the fund.
2Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,997,742,000, which represented 2.61% of the net assets of the fund.
3Represents an affiliated company as defined under the Investment Company Act of 1940.
4Security did not produce income during the last 12 months.
5This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-916-0508O-S10858

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
EuroPacific Growth Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of EuroPacific Growth Fund (the “Fund”) as of March 31, 2008, and for the year then ended and have issued our report thereon dated May 7, 2008, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of March 31, 2008, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
May 7, 2008

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EUROPACIFIC GROWTH FUND

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: June 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: June 6, 2008

By /s/ R. Marcia Gould
R. Marcia Gould, Treasurer and Principal Financial Officer

Date: June 6, 2008